INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of income tax expense were as follows (dollars in millions):

	2011	2010	2009
Current tax expense	$11.9	$9.7	$9.3
Deferred tax provision	101.6	69.6	14.3
Income tax expense on period income	113.5	79.3	23.6
Valuation allowance	(143.0)	(95.0)	27.8
Total income tax expense (benefit)	$(29.5)	$(15.7)	$51.4

A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the consolidated statement of operations is as follows:

	2011	2010	2009
U.S. statutory corporate rate	35.0%	35.0%	35.0%
Valuation allowance	(46.7)	(42.2)	38.7
Other nondeductible benefits	.7	(.6)	(3.5)
State taxes	.9	.9	1.4
Provision for tax issues, tax credits and other	.5	(.1)	—
Effective tax rate	(9.6)%	(7.0)%	71.6%

The components of the Company’s income tax assets and liabilities were as follows (dollars in millions):

	2011	2010
Deferred tax assets:
Net federal operating loss carryforwards attributable to:
Life insurance subsidiaries	$583.0	$681.7
Non-life companies	862.2	870.6
Net state operating loss carryforwards	16.8	17.8
Tax credits	32.6	23.4
Capital loss carryforwards	342.3	339.7
Deductible temporary differences:
Investments	—	5.3
Insurance liabilities	744.4	738.9
Other	64.8	76.0
Gross deferred tax assets	2,646.1	2,753.4
Deferred tax liabilities:
Investments	(24.2)	—
Present value of future profits and deferred acquisition costs	(363.7)	(393.9)
Unrealized appreciation on investments	(434.8)	(140.3)
Gross deferred tax liabilities	(822.7)	(534.2)
Net deferred tax assets before valuation allowance	1,823.4	2,219.2
Valuation allowance	(938.4)	(1,081.4)
Net deferred tax assets	885.0	1,137.8
Current income taxes accrued	(19.6)	(10.8)
Income tax assets, net	$865.4	$1,127.0

Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and NOLs. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which temporary differences are expected to be recovered or paid.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in earnings in the period when the changes are enacted.

A reduction of the net carrying amount of deferred tax assets by establishing a valuation allowance is required if, based on the available evidence, it is more likely than not that such assets will not be realized. In assessing the need for a valuation allowance, all available evidence, both positive and negative, shall be considered to determine whether, based on the weight of that evidence, a valuation allowance for deferred tax assets is needed. This assessment requires significant judgment and considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of carryforward periods, our experience with operating loss and tax credit carryforwards expiring unused, and tax planning strategies. We evaluate the need to establish a valuation allowance for our deferred income tax assets on an ongoing basis. The realization of our deferred income tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and NOLs expire.

Concluding that a valuation allowance is not required is difficult when there has been cumulative losses in recent years. As of September 30, 2011, we were no longer in a three-year cumulative loss position. We had achieved taxable income in each of the last twelve quarters preceding September 30, 2011, and our deferred tax valuation model reflects increased levels of taxable income in the future which will allow us to further utilize our deferred tax assets. Based on our assessment, it appears more likely than not that $866 million of our tax loss carryforwards included in deferred tax assets will be realized through future taxable earnings. Accordingly, we reduced our deferred tax valuation allowance by $143.0 million in the third quarter of 2011. We continue to assess the need for a valuation allowance in the future. If future results are less than those reflected in our model, a valuation allowance may be required to reduce the deferred tax asset, which could have a material impact on our results of operations in the period in which it is recorded.

Our deferred tax valuation model as of December 31, 2011, reflects future taxable income based on a normalized average annual taxable income for the last three years, plus 5% growth for the next five years and no growth thereafter. Taxable income used in the deferred tax valuation model for future periods through 2023 (the year in which significant non-life NOLs expire) includes $3.3 billion of life taxable income and $230 million of non-life taxable income. We have evaluated each component of the deferred tax asset and assessed the effect of limitations and/or interpretations on the value of each component to be fully recognized in the future.

Changes in our valuation allowance are summarized as follows (dollars in millions):

Balance at December 31, 2008	$1,180.7
Increase in 2009	27.8	(a)
Expiration of capital loss carryforwards	(32.1)
Balance at December 31, 2009	1,176.4
Decrease in 2010	(95.0)	(b)
Balance at December 31, 2010	1,081.4
Decrease in 2011	(143.0)	(c)
Balance at December 31, 2011	$938.4
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(a)
The $27.8 million increase to our valuation allowance during 2009 included increases of: (i) $23.0 million related to our reassessment of the recovery of our deferred tax assets following the completion of reinsurance transactions in 2009; and (ii) $4.8 million related to the recognition of additional realized investment losses for which we are unlikely to receive any tax benefit.

(b)
The $95.0 million reduction to the deferred tax valuation allowance during 2010 resulted from the utilization of NOLs and capital loss carryforwards and higher projections of future taxable income based on evidence we consider to be objective and verifiable.

(c)
The $143.0 million reduction to the deferred tax valuation allowance during 2011 resulted primarily from our recent higher levels of operating income when projecting future taxable income as further discussed above.

Recovery of our deferred tax assets is dependent on achieving the future taxable income used in our deferred tax valuation model and failure to do so would result in an increase in the valuation allowance in a future period.  Any future increase in the valuation allowance may result in additional income tax expense and reduce shareholders’ equity, and such an increase could have a significant impact upon our earnings in the future.  In addition, the use of the Company’s NOLs is dependent, in part, on whether the Internal Revenue Service (the “IRS”) takes an adverse position in the future regarding the tax position we have taken in our tax returns with respect to the allocation of cancellation of indebtedness income ("CODI")resulting from the bankruptcy of our Predecessor and the classification of the loss we recognized as a result of the transfer (the “Transfer”) of the stock of Senior Health Insurance Company of Pennsylvania (“Senior Health”) to Senior Health Care Oversight Trust, an independent trust (the “Independent Trust”) (as further described below).

The Internal Revenue Code (the “Code”) limits the extent to which losses realized by a non-life entity (or entities) may offset income from a life insurance company (or companies) to the lesser of:  (i) 35 percent of the income of the life insurance company; or (ii) 35 percent of the total loss of the non-life entities (including NOLs of the non-life entities).  There is no similar limitation on the extent to which losses realized by a life insurance entity (or entities) may offset income from a non-life entity (or entities).

Section 382 of the Code imposes limitations on a corporation’s ability to use its NOLs when the company undergoes an ownership change.  Future transactions and the timing of such transactions could cause an ownership change for Section 382 income tax purposes.  Such transactions may include, but are not limited to, additional repurchases or issuances of common stock (including upon conversion of our outstanding 7.0% Convertible Senior Debentures due 2016 (the “7.0% Debentures”)), or acquisitions or sales of shares of CNO stock by certain holders of our shares, including persons who have held, currently hold or may accumulate in the future five percent or more of our outstanding common stock for their own account.  Many of these transactions are beyond our control.  If an additional ownership change were to occur for purposes of Section 382, we would be required to calculate an annual restriction on the use of our NOLs to offset future taxable income.  The annual restriction would be calculated based upon the value of CNO’s equity at the time of such ownership change, multiplied by a federal long-term tax exempt rate (3.55 percent at December 31, 2011), and the annual restriction could effectively eliminate our ability to use a substantial portion of our NOLs to offset future taxable income.  We regularly monitor ownership change (as calculated for purposes of Section 382) and, as of December 31, 2011, we were below the 50 percent ownership change level that would trigger further impairment of our ability to utilize our NOLs.

On January 20, 2009, the Company's Board of Directors adopted a Section 382 Rights Agreement designed to protect shareholder value by preserving the value of our tax assets primarily associated with tax NOLs under Section 382. The Section 382 Rights Agreement was adopted to reduce the likelihood of this occurring by deterring the acquisition of stock that would create “5 percent shareholders” as defined in Section 382. On December 6, 2011, the Company's Board of Directors amended the Section 382 Rights Agreement to, among other things, (i) extend the final expiration date of the Amended Rights Agreement to December 6, 2014, (ii) update the purchase price of the rights described below, (iii) provide for a new series of preferred stock relating to the rights that is substantially identical to the prior series of preferred stock, (iv) provide for a 4.99% percent ownership threshold relating to any Company 382 Securities (as defined below), and amend other provisions to reflect best practices for tax benefit preservation plans, including updates to certain definitions.

Under the Section 382 Rights Agreement, one right was distributed for each share of our common stock outstanding as of the close of business on January 30, 2009 and for each share issued after that date. Pursuant to the Amended Section 382 Rights Agreement, if any person or group (subject to certain exemptions) becomes an owner of more than 4.99 percent of the Company's outstanding common stock (or any other interest in the Company that would be treated as “stock” under applicable Section 382 regulations) without the approval of the Board of Directors, there would be a triggering event causing significant dilution in the voting power and economic ownership of that person or group. Shareholders who held more than 4.99 percent of the Company's outstanding common stock as of December 6, 2011 will trigger a dilutive event only if they acquire additional shares exceeding one percent of our outstanding shares without prior approval from the Board of Directors.

The Amended Section 382 Rights Agreement will be submitted to shareholders for approval at the Company's 2012 annual meeting. If approved by shareholders, the Amended Section 382 Rights Agreement will continue in effect until December 6, 2014, unless earlier terminated or redeemed by the Board of Directors. The Company's Audit Committee will review our NOLs on an annual basis and will recommend amending or terminating the Section 382 Rights Agreement based on its review.

On May 11, 2010, our shareholders approved an amendment to CNO's certificate of incorporation designed to prevent certain transfers of common stock which could otherwise adversely affect our ability to use our NOLs (the “Section 382 Charter Amendment”). Subject to the provisions set forth in the Section 382 Charter Amendment, transfers of our common stock would be void and of no effect if the effect of the purported transfer would be to: (i) increase the direct or indirect ownership of our common stock by any person or public group (as such term is defined in the regulations under Section 382) from less than 5% to 5% or more of our common stock; (ii) increase the percentage of our common stock owned directly or indirectly by a person or public group owning or deemed to own 5% or more of our common stock; or (iii) create a new public group. The Section 382 Charter Amendment will continue in effect until December 31, 2013.

As of December 31, 2011, we had $4.1 billion of federal NOLs and $1.0 billion of capital loss carryforwards, which expire as follows (dollars in millions):

Year of expiration	Net operating loss carryforwards (a)				Capital loss		Total loss
	Life		Non-life		carryforwards		carryforwards
2013	$—		$—		$940.3	(b)	$940.3
2014	—		—		28.7		28.7
2016	—		—		8.9		8.9
2018	1,432.2	(a)	—		—		1,432.2
2021	29.6		—		—		29.6
2022	204.1		—		—		204.1
2023	—	(b)	1,975.2	(a)	—		1,975.2
2024	—		3.2		—		3.2
2025	—		118.8		—		118.8
2027	—		216.8		—		216.8
2028	—		.5		—		.5
2029	—		148.8		—		148.8
Total	$1,665.9		$2,463.3		$977.9		$5,107.1
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(a)
The allocation of the NOLs summarized above assumes the IRS does not take an adverse position in the future regarding the tax position we plan to take in our tax returns with respect to the allocation of CODI.  If the IRS disagrees with the tax position we plan to take with respect to the allocation of CODI, and their position prevails, approximately $631 million of the NOLs expiring in 2018 would be characterized as non-life NOLs.

(b)
Capital loss carryforwards expiring in 2013 include a $742 million loss on our investment in Senior Health which was worthless when it was transferred to the Independent Trust in 2008. Due to uncertainties in the Code, we have reflected this loss as an ordinary loss in our tax return. If classifying this loss as ordinary is ultimately determined to be correct, capital loss carryforwards expiring in 2013 would decrease and life net operating loss carryforwards expiring in 2023 would increase by $742 million.

We had deferred tax assets related to NOLs for state income taxes of $16.8 million and $17.8 million at December 31, 2011 and December 31, 2010, respectively.  The related state NOLs are available to offset future state taxable income in certain states through 2019.

As more fully discussed below, the following interpretations of the tax law may have an impact on our ability to utilize our NOLs and are uncertain tax positions of the Company: (i) whether the CODI recognized in conjunction with our bankruptcy should be classified as a reduction to life or non-life NOLs; and (ii) whether the loss on our investment in Senior Health should be classified as an NOL or a capital loss carryforward. The recorded NOLs and capital loss carryforwards related to these items are fully offset by tax valuation allowances, as it is uncertain whether such assets will be realized.

In July 2006, the Joint Committee of Taxation accepted the audit and the settlement which characterized $2.1 billion of the tax losses on our Predecessor's investment in Conseco Finance Corp. as life company losses and the remaining $3.8 billion as non-life losses prior to the application of the CODI attribute reductions described below.

The Code provides that any income realized as a result of the CODI in bankruptcy must reduce NOLs. We realized $2.5 billion of CODI when we emerged from bankruptcy. Pursuant to the Company's interpretation of the tax law, the CODI reductions were all used to reduce non-life NOLs. However, if the IRS were to disagree with our interpretation and ultimately prevail, we believe $631 million of NOLs classified as life company NOLs would be re-characterized as non-life NOLs and subject to the 35% limitation discussed above. Such a re-characterization would also extend the year of expiration as life company NOLs expire after 15 years whereas non-life NOLs expire after 20 years. Due to uncertainties with respect to the ultimate position the IRS may take and limitations on our ability to utilize NOLs based on projected life and non-life income, we have considered the $631 million of CODI to be a reduction to life NOLs when determining our valuation allowance. If the IRS agrees with our position that the $631 million of CODI is a reduction to non-life NOLs, our valuation allowance would be reduced by approximately $140 million based on the income projection used in our valuation allowance at December 31, 2011. During 2011, we requested resolution with the IRS on this issue through the Pre-Filing Agreement Program and believe that it is reasonably possible to reach a resolution within the next twelve months. An estimate of the outcome cannot be predicted.

We recognized a $742 million loss on our investment in Senior Health which was worthless when it was transferred to the Independent Trust in 2008. We have treated the loss as a capital loss when determining the deferred tax benefit we may receive. We also established a full valuation allowance as we believe we will not generate capital gains to utilize the benefit. However, due to uncertainties in the Code, we have reflected this loss as an ordinary loss in our tax return, contrary to certain IRS rulings. If classifying this loss as ordinary is ultimately determined to be correct, our valuation allowance would be reduced by approximately $160 million based on income projections used in our valuation allowance at December 31, 2011.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2011 and 2010 is as follows (dollars in millions):

	Years ended December 31,
	2011	2010

Balance at beginning of year	$311.1	$300.6
Increase based on tax positions taken in prior years	7.1	10.5
Balance at end of year	$318.2	$311.1

As of both December 31, 2011 and 2010, $300 million of our unrecognized tax benefits, if recognized, would have resulted in a decrease in our valuation allowance for deferred tax assets. The remaining balances relate to timing differences which, if recognized, would have no effect on the Company's tax expense or our evaluation of the valuation allowance for deferred tax assets. The Company recognizes interest and penalties related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. Included in tax expense in 2011 is $1.1 million of interest. No such amounts were recognized in 2010 or 2009. The liability for accrued interest was $1.1 million at December 31, 2011, and was not significant at December 31, 2010.

Tax years 2008 through 2010 are open to examination by the IRS.  The Company’s various state income tax returns are generally open for tax years 2008 through 2010 based on the individual state statutes of limitation. Generally, for tax years which generate net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which such carryforwards are utilized.

In accordance with GAAP, we are precluded from recognizing the tax benefits of any tax windfall upon the exercise of a stock option or the vesting of restricted stock unless such deduction resulted in actual cash savings to the Company. Because of the Company's NOLs, no cash savings have occurred. NOL carryforwards of $2.8 million related to deductions for stock options and restricted stock will be reflected in additional paid-in capital if realized.